UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 27, 2025

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 avenue de la République
92320 Châtillon France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC *
American Depositary Shares, each representing five ordinary shares, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Private Placement and Securities Purchase Agreements

On March 27, 2025, DBV Technologies S.A. (the “Company”) entered into securities purchase agreements (together, the “Securities Purchase Agreements”) with the investors named therein (each an “Investor,” and together, the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”) the following securities:

(i) in a share capital increase without preferential subscription rights reserved to categories of persons satisfying determined characteristics pursuant to the 24th resolution of the general meeting of shareholders of May 16, 2024 (the “2024 General Meeting”) for an amount of approximately €38 million, (a) 34,090,004 new shares at a par value of €0.10 (the “New Shares”), each with warrants of the Company attached (the “ABSA Warrants”, and together with the New Shares, the “ABSA”) at a subscription price of €1.1136 per ABSA and (b) up to 59,657,507 additional new shares, if all the ABSA Warrants attached to the New Shares are exercised (the “ABSA Warrant Shares”), and

(ii) the issue through an offering reserved to categories of persons satisfying determined characteristics of 71,005,656 units (the “PFW-BS-PFW”) for an amount of circa €79 million at a subscription price of €1.1136 per PFW-BS-PFW (of which €1.1036 will have been prefunded on the issue date), each PFW-BS-PFW consisting of one pre-funded warrant to subscribe for one share of the Company (the “First PFW”) and one warrant (the “BS Warrants”) to subscribe to one pre-funded warrants (the “Second PFW”) allowing to issue up to 71,005,656 additional new shares if all the First PFWs are exercised (the “First PFW Shares”) and up to 124,259,898 additional new shares if all the Second PFWs are exercised (the “Second PFW Shares”, together with the ABSA Warrant Shares and the First PFW Shares, the “Warrant Shares”, and together with the New Shares, the “Offered Shares”).

The Company expects the gross proceeds of the Private Placement to be up to $306.9 million (€284.5 million), including gross proceeds of $125.5 million (€116.3 million) to be received upon closing and aggregate gross proceeds of up to $181.4 million (€168.3 million) if all the warrants are exercised, subject to satisfaction of specified conditions. The VITESSE Phase 3 study meeting its primary endpoint (as set forth in the ABSA Warrant and BS Warrant) will trigger an acceleration of the exercise period of the ABSA Warrant and BS Warrant. DBV expects that the proceeds of the Private Placement will be used for working capital and general corporate purposes, to finance the continued development of the Viaskin Peanut program, to finance the preparation and submission of a Biologics License Application (“BLA”), and to finance the readiness of a launch of Viaskin peanut in the US, if approved.

Subscription and exercise price

The ABSA and PFW-BS-PFW were issued by decision of the Company’s Chief Executive Officer dated March 27, 2025 under and within the scope of the sub-delegations of authority granted by the Company’s Board of Directors on March 27, 2025 and in accordance with the 24th resolution of the 2024 General Meeting. The representative appointed by Baker Bros. Advisors LP and the representative of BpiFrance Participations SA to the Company’s Board of Directors did not take part in the vote on the decisions at the meeting of the Board of Directors held on March 27, 2025.

The subscription price of the ABSA (the “ABSA Price”) was €1.1136 per ABSA (€0.10 par value and €1.0136 issue premium).

The exercise price per ABSA Warrant is equal to €1.5939, i.e. an amount corresponding to (i) the ABSA Price less the fixed price per warrant of €0.2028 multiplied by (ii) one point seventy-five (1.75) (the “ABSA Warrants Exercise Price”).

The price of a PFW-BS-PFW is equal to the ABSA Price and corresponds to the First Pre-Funded Price (as defined below) to be paid up on the date of issue of the PFW-BS-PFW and to the balance of the exercise price of the First PFWs equal to €0.01 to be paid up on the date of exercise of the First PFWs.

The exercise price per BS Warrants is equal to €1.5764, i.e. the ABSA Warrants Exercise Price less €0.0175, and corresponds to the Second Pre-Funded Price to be paid up on the date of issue of the Second PFWs.

The exercise price per Second PFW is equal to €0.0175 to be paid up on the date of exercise of the Second PFWs.

First PFWs and the Second PFWs

The main feature of the First PFWs and the Second PFWs is that their aggregate price, i.e. €1.1136 and €1.5939 respectively, is prefunded in the amount of €1.1036 (the “First Pre-Funded Price”) and €1.5764 (the “Second Pre-Funded Price”, and each of the First Pre-Funded Price and Second Pre-Funded Price, a “Pre-Funded Price”) respectively (i.e. the relevant exercise price less (i) €0.01 for each First PFW or (ii) €0.0175 for each Second PFW) on their date of issue (at the time of subscription) and not on their date of exercise. Payment of a Pre-Funded Price is final and irrevocable.

The First PFWs and Second PFWs are exercisable in cash from their date of issue until April 7, 2035.

The exercise of (i) one (1) First PFW will give the right to subscribe to one (1) First PFW Share (the “First PFW Exercise Ratio”) and (ii) one (1) Second PFWs will give the right to subscribe to one point seventy five (1.75) Second PFW Shares (the “Second PFW Exercise Ratio”), in each case at an aggregate price of €1.1136 and €1.5939 per warrant respectively, it being specified that (i) as the exercise prices have been prefunded on the respective dates of issue of the First PFWs and the Second PFWs up to the relevant Pre-Funded Price, only the balance (corresponding to an amount equal to (a) €0.01 per First PFWs and (b) €0.0175 per Second PFW) will have to be paid up on the date on which the First PFWs and the Second PFWs are exercised, and (ii) the First PFW Exercise Ratio and the Second PFW Exercise Ratio may be adjusted following any transactions carried out by the Company involving its share capital or reserves in order to maintain the rights of the holders of the First PFWs and the Second PFWs, in accordance with applicable regulations.

No fractional shares shall be issuable upon the exercise of First PFWs and Second PFWs, provided that the number of shares to be delivered in respect of any exercise of one or more First PFWs or Second PFWs pursuant to any exercise notice shall be rounded down to the nearest whole multiple of one share.

ABSA Warrants

The ABSA Warrants will be detached from the New Shares as soon as they are issued.

The ABSA Warrants will entitle their holders, at their discretion, to subscribe for new shares of the Company. The ABSA Warrants will be exercisable from their respective date of issue until the earlier of (i) April 7, 2027 and (ii) 30 days following the publication by the Company of a press release announcing that the ongoing VITESSE trial of Viaskin peanut in 4-7 years old met the primary endpoint defined in the VITESSE study protocol, it being specified that (i) the primary measure of treatment effect will be the difference in response rates at Month 12 between active and placebo treatment groups, (ii) the primary analysis will be based on a 2-sided confidence interval (“CI”) for the difference in response rates and (iii) the primary analysis must be positive according to the success criterion (lower bound of the 2-sided 95% CI of the difference in response rates ≥ 15%) (the “ABSA Warrant Exercise Period”). The exercise of one (1) ABSA Warrant will give the right to subscribe to one point seventy-five (1.75) ABSA Warrant Shares at a price of €1.5939 per ABSA Warrant.

No fractional shares shall be issuable upon the exercise of ABSA Warrants, provided that the number of shares to be delivered in respect of any exercise of one or more ABSA Warrants pursuant to any exercise notice shall be rounded down to the nearest whole multiple of one share.

BS Warrants

The BS Warrants will be detached from the First PFW as soon as they are issued.

The BS Warrants will entitle their holders, at their discretion, to subscribe for the Second PFW. The BS Warrants will have the same exercise period as the ABSA Warrants. The exercise of a BS Warrant will entitle their holders to subscribe to one (1) Second PFW allowing to subscribe to one point seventy five (1.75) Second PFW Shares. The exercise price per BS Warrant is equal to €1.5764 and corresponds to the Second Pre-Funded Price to be paid up on the date of issue of the Second PFW.

Governance Rights

Pursuant to rights granted under Section 5.1(c) of the Securities Purchase Agreements, the Company has undertaken, subject to settlement of the ABSA and the PFW-BS-PFW to propose the appointment of Christiana Bardon, M.D., MBA, Managing Partner, MPM BioImpact as member of the Board of Directors at the next shareholders’ general meeting of the Company.

The closing of the Offering is expected to occur on or around April 7, 2025, subject to customary closing conditions.

The securities sold in this Offering are being made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. Concurrently with the execution of the subscription agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the New Shares, the ABSA Warrant Shares, the First PFW Shares and the Second PFW Shares.

The foregoing descriptions of the Securities Purchase Agreements, New Shares, the ABSA Warrant, the BS Warrant, the First PFW and the Second PFW do not purport to be complete and are qualified in their entirety by reference to the form of Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto, and incorporated by reference herein.

Registration Rights Agreement

On March 27, 2025, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register the New Shares, the ABSA Warrant Shares, the First PFW Shares and the Second PFW Shares for resale (together, the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale of the Registrable Securities by no later than 45 days after the Closing Date (the “Filing Deadline”) and to use commercially reasonable efforts to cause such registration statement to be declared effective as soon as practicable, but no later than the 75th day after the Closing Date (or the 120th day if the U.S. Securities and Exchange Commission (the “SEC”) reviews such registration statement) (the “Effectiveness Deadline”). The Company also agreed to use commercially reasonable efforts to keep such registration statement effective until the date the Registrable Securities covered by such registration statement have been sold or may be resold pursuant to Rule 144 without restriction. The Company has agreed to pay all reasonable fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed by the Filing Deadline, (ii) the registration statement has not been declared effective prior to the earlier of (A) 10 business days after the date which the Company is notified by the SEC that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff and (B) the Effectiveness Deadline, or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason (including by reason of a stop order or the Company’s failure to update such registration statement), subject to certain limited exceptions, then the Company has agreed to make pro rata payments to the Investor as liquidated damages in an amount equal to 1% of the aggregate amount paid by the Investors pursuant to the Securities Purchase Agreements per 30-day period or pro rata for any portion thereof following the date by which such registration statement should have been filed or effective, as applicable, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the registration statement. The Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. None of the New Shares, the ABSA Warrants, the ABSA Warrant Shares, the First PFWs, the First PFW Shares, the BS Warrants, the Second PFWs, and the Second PFW Shares are registered under the Securities Act or any state securities laws. The Company has relied on the exemption from the registration requirements under Regulation D of the Securities Act. In connection with the Investors’ execution of the Securities Purchase Agreement, each Investor represented to the Company that it is an “accredited investor” as defined in Regulation D of the Securities Act, who is either (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or (ii) an institutional “accredited investor” within the meaning of Rule 501(a) of Regulation D, and that the securities purchased by it were acquired solely for its own account and for investment purposes and not with a view to the future sale or distribution.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy Ordinary Shares or other securities of the Company.

Item 7.01.	Regulation FD Disclosure.

On March 27, 2025, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Terms and Conditions of the ABSA Warrant (incorporated by reference to Exhibit A of the Form of Securities Purchase Agreement filed as Exhibit 10.1 hereto)

4.2	Terms and Conditions of the First Pre-Funded Warrant (incorporated by reference to Exhibit B of the Form of Securities Purchase Agreement filed as Exhibit 10.1 hereto)

4.3	Terms and Conditions of the BS Warrant (incorporated by reference to Exhibit C of the Form of Securities Purchase Agreement filed as Exhibit 10.1 hereto)

4.4	Terms and Conditions of the Second Pre-Funded Warrant (incorporated by reference to Exhibit D of the Form of Securities Purchase Agreement filed as Exhibit 10.1 hereto)

10.1*	Form of Securities Purchase Agreement

10.2	Registration Rights Agreement, dated March 27, 2025, by and between DBV Technologies S.A. and the investor parties thereto

99.1	Press Release issued March 27, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2025	DBV TECHNOLOGIES S.A.

	By:	/s/ Virginie Boucinha
	Name:	Virginie Boucinha
	Title:	Chief Financial Officer